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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

Deswell Industries, Inc.

We hereby consent to the incorporation by reference in the Registration Statements of our report dated July 25, 2003 relating to the consolidated financial statements of Deswell Industries, Inc. (the "Company"), appearing in the Company's Annual Report on Form 20-F for the year ended March 31, 2003.

                                                      /s/ BDO International
                                                      BDO International

Hong Kong, October 30, 2003